UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 26, 1998

		 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
		Asset Backed Floating Rate Notes, Series 1998-11

New York (governing law of          333-50153      PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, Maryland                                  (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



      (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On October 26, 1998 a distribution was made to holders of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., Asset Backed Floating Rate Notes, Series 1998-11.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Asset Backed Floating Rate Notes, Series 1998-11, relating to the October 26, 1998 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
		 Asset Backed Floating Rate Notes, Series 1998-11

	      By:   Norwest Bank Minnesota, N.A., as Master Servicer
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 11/06/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Floating Rate Notes, Series 1998-11, relating to the October 26, 1998 distribution.